UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2007

The Interpublic Group of Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, New York, New York (Address of Principal Executive Offices)	10036 (Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
Cautionary Statement
SIGNATURES
EX-23.1: CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-99.1: AUDITED CONSOLIDATED FINANCIAL STATEMENTS
EX-99.2: UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

On June 29, 2007, The Interpublic Group of Companies, Inc. (the “Company” or “IPG”) completed the acquisition of the remaining capital stock of Lintas India Private Limited (“Lintas”). Prior to the acquisition the Company owned 49% of the capital stock, so Lintas is now a wholly-owned subsidiary of the Company. The stock was acquired from Lintas employees’ trusts and the cost of the acquisition, which was calculated based on current results and applicable market multiples, is approximately $50 million payable in cash.

The required audited consolidated financial statements of Lintas as of and for the year ended March 31, 2007 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference. These financial statements have been prepared in all material respects in accordance with accounting principles generally accepted in India (“Indian GAAP”).

(b) Pro forma financial information.

The required pro forma financial information for the six months ended June 30, 2007 and for the twelve months ended December 31, 2006 is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(d) Exhibits.

Exhibit
No.	Description

23.1	Consent of independent registered public accounting firm.
99.1	Audited consolidated financial statements of Lintas as of and for the year ended March 31, 2007.
99.2	Unaudited pro forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2007 and for the twelve months ended December 31, 2006.

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Cautionary Statement

This current report on Form 8-K contains forward-looking statements. Statements in this report that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our 2006 Annual Report on Form 10-K under Item 1A, Risk Factors, and other SEC filings. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

•	risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment;

•	our ability to attract new clients and retain existing clients;

•	our ability to retain and attract key employees;

•	risks associated with assumptions we make in connection with our critical accounting estimates;

•	potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;

•	potential adverse developments in connection with the ongoing SEC investigation;

•	potential downgrades in the credit ratings of our securities;

•	risks associated with the effects of global, national and regional economic and political conditions, including fluctuations in economic growth rates, interest rates and currency exchange rates; and

•	developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our 2006 Annual Report on Form 10-K under Item 1A, Risk Factors, and other SEC filings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By	/s/ Nicholas J. Camera
Nicholas J. Camera
Senior Vice President, General Counsel and Secretary

Date: September 14, 2007

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